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                                                                    Exhibit 99.2

I, Bruce L. Hartman, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Foot Locker, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K for the fiscal year ended February 2, 2002 of Foot Locker, Inc.:

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Foot Locker, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o    any amendments to any of the foregoing.


/s/ Bruce L. Hartman                              Subscribed and sworn to
--------------------                              before me this 12th day of
Bruce L. Hartman                                  August 2002.
August 12, 2002
                                                  /s/ Phyllis Slavin
                                                      --------------------------
                                                            Notary Public

                                                  My Commission Expires:

                                                  11/9/05
                                                  ------------------------------